UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2016

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On April 25, 2016, MGM Resorts International (the “Company”) completed its previously announced initial public offering by its subsidiary MGM Growth Properties LLC (“MGP”) (the “IPO”) of 57,500,000 of MGP’s Class A shares representing limited liability company interests (the “Class A shares”) (inclusive of the full exercise by the underwriters of their option to purchase 7,500,000 Class A shares) . In connection with the IPO, the Company entered into several material definitive agreements that, among other things, set forth the terms and conditions of the IPO and provide a framework for the Company’s relationship with MGP following the IPO.

Item 1.01 Entry into a Material Definitive Agreement.

Master Contribution Agreement

On April 25, the Company entered into a master contribution agreement (the “Master Contribution Agreement”) with MGP and MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), indirect subsidiaries of the Company, which provides for, among other things, MGP’s responsibility for liabilities relating to its business and the responsibility of the Company for liabilities unrelated to MGP’s business, MGP’s agreements with the Company regarding the principal transactions necessary to effect the transfer by the Company of certain assets to MGP or its subsidiaries, the assumption by MGP or its subsidiaries of certain liabilities in connection with that transfer, the assumption by MGP or its subsidiaries of the bridge facilities entered into by the Company and certain of its subsidiaries in connection with the formation transactions associated with MGP and other agreements that govern various aspects of MGP’s relationship with MGM after the closing of the transactions contemplated by the Master Contribution Agreement. The Master Contribution Agreement also contains indemnification obligations and ongoing commitments of MGP, the Operating Partnership and the Company. This description of the Master Contribution Agreement is qualified in its entirety by reference to the full text of the Master Contribution Agreement incorporated by reference hereto as Exhibit 2.1. Exhibits and schedules that have been excluded from the text of the Master Contribution Agreement attached hereto will be supplementally furnished to the Commission upon request.

Master Lease

On April 25, 2016, a subsidiary of the Company (the “Tenant”) entered into a long-term triple-net master lease agreement (the “Master Lease”) with a subsidiary of MGP (the “Landlord”) pursuant to which all of MGP’s real estate assets (each a “Property” and collectively the “Properties”) were leased to the Tenant. The Master Lease has an initial lease term of ten years with the potential to extend the term for four additional five-year terms thereafter at the option of the Tenant. The Master Lease provides that any extension of its term must apply to all of the Properties under the Master Lease at the time of the extension. The Master Lease has a triple-net structure, which requires the Tenant to pay substantially all costs associated with each Property, including real estate taxes, insurance, utilities and routine maintenance, in addition to the base rent. Additionally, the Master Lease provides MGP with a right of first offer with respect to the Company’s development properties located in National Harbor, Maryland and Springfield, Massachusetts, which MGP may exercise should the Company elect to sell these properties in the future.

The annual rent payments due under the Master Lease will initially be $550.0 million. Rent under the Master Lease consists of a “base rent” component (the “Base Rent”) and a “percentage rent” component (the “Percentage Rent”). For the first year, the Base Rent will represent 90% of the initial total rent payments due under the Master Lease, or $495.0 million, and the Percentage Rent will represent 10% of the initial total rent payments due under the Master Lease, or $55.0 million. The Base Rent includes a fixed annual rent escalator of 2.0% for the second through the sixth lease years (as defined in the Master Lease). Thereafter, the annual escalator of 2.0% will be subject to the Tenant and, without duplication, the Company operating subsidiary sublessees of the Tenant (such sublessees, collectively, the “Operating Subtenants”), collectively meeting an adjusted net revenue to rent ratio of 6.25:1.00 based on their net revenue from the leased properties subject to the Master Lease (as determined in accordance with U.S. GAAP, adjusted to exclude net revenue attributable to certain scheduled subleases and, at the Company’s option, reimbursed cost revenue). The Percentage Rent will initially be a fixed amount for approximately the first six years and will then be adjusted every five years based on the average actual annual net revenues of the Tenant and, without duplication, the Operating Subtenants from the leased properties subject to the Master Lease at such time for the trailing five calendar-year period (calculated by multiplying the average annual net revenues, excluding net revenue attributable to certain scheduled subleases and, at the Company’s option, reimbursed cost revenue, for the trailing five calendar-year period by 1.4%). The Master Lease includes covenants that impose ongoing reporting obligations on the Tenant relating to the Company’s financial statements. The Master Lease will also require the Company, on a consolidated basis with the Tenant, to maintain an EBITDAR to rent ratio (as described in the Master Lease) of 1.10:1.00.

This description of the Master Lease is qualified in its entirety by reference to the full text of the Master Lease incorporated by reference hereto as Exhibit 10.1.

Amended and Restated Credit Agreement

On April 25, 2016, the Company entered into an amended and restated credit agreement among the Company, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent (the “Credit Agreement”). A copy of the Credit Agreement is filed herewith as Exhibit 10.2.

The Credit Agreement is comprised of a $1.25 billion revolving facility (the “Revolving Credit Facility”) and a $250 million term loan A facility (the “Term Loan Facility”, and, together with the Revolving Credit Facility, the “Facilities”). The Facilities will initially bear interest at LIBOR plus 2.75% for the first six months after execution of the Credit Agreement, and thereafter the interest rate will be determined by reference to a total net leverage ratio pricing grid which would result in an interest rate of LIBOR plus 1.75% to 2.75%. The Facilities will mature in April 2021.

The Credit Agreement governing the Facilities contains customary covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to: (i) incur additional indebtedness; (ii) merge with a third party or engage in other fundamental changes; (iii) make restricted payments; (iv) enter into, create, incur or assume any liens; (v) make certain sales and other dispositions of assets; (vi) enter into certain transactions with affiliates; (vii) make certain payments on certain other indebtedness; (viii) make certain investments; and (ix) incur restrictions on the ability of restricted subsidiaries to make certain distributions, loans or transfers of assets to the Company or any restricted subsidiary. These covenants are subject to a number of important exceptions and qualifications. The Credit Agreement requires the Company to comply with certain financial covenants, which may restrict the Company’s ability to incur additional debt to fund its obligations in the near term.

The Credit Agreement is secured by (i) a mortgage on the real properties comprising the MGM Grand Las Vegas and the Bellagio (the “Mortgaged Properties”), (ii) a pledge of substantially all existing and future personal property of the subsidiaries of the Company that own the Mortgaged Properties, subject to customary exclusions; and (iii) upon receipt of the necessary gaming approvals, a pledge of the equity or limited liability company interests of the subsidiaries of the Company that own the Mortgaged Properties.

Mandatory prepayments of the credit facilities will be required upon the occurrence of certain events, including sales of certain assets, casualty events and the incurrence of certain additional indebtedness, subject to certain exceptions and reinvestment rights.

The Facilities also provide for customary events of default, including, without limitation, (i) payment defaults, (ii) inaccuracies of representations and warranties, (iii) covenant defaults, (iv) cross-defaults to certain other indebtedness in excess of specified amounts, (v) certain events of bankruptcy and insolvency, (vi) judgment defaults in excess of specified amounts, (vii) actual or asserted invalidity or impairment of any loan documentation, (viii) the security documents cease to create a valid and perfected first priority lien on any material portion of the collateral, (ix) ERISA defaults, and (x) change of control. The Term Loan Facility is subject to amortization of principal in equal quarterly installments (commencing with the fiscal quarter ended March 31, 2017), with 5.0% of the initial aggregate principal amount of the Term Loan Facility to be payable each year. The Facilities are both guaranteed by each of the Company’s existing and subsequently acquired direct and indirect wholly owned material domestic restricted subsidiaries, subject to certain exclusions. As of April 25, 2016, the Company has $1.25 billion of available borrowing capacity under the Revolving Credit Facility (excluding letters of credit).

This description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement attached hereto as Exhibit 10.2.

MGP Credit Agreement

On April 25, 2016, the Operating Partnership entered into a credit agreement (the “MGP Credit Agreement”) among the Operating Partnership, certain financial institutions named therein as lenders and Bank of America, N.A. as administrative agent, comprised of a $300,000,000 senior secured term loan A facility (the “MGP Term Loan A Facility”), a $1,850,000,000 senior secured term loan B facility (the “MGP Term Loan B Facility” and together with the MGP Term Loan A Facility, the “MGP Term Loan Facilities”) and a $600,000,000 senior secured revolving credit facility (the “MGP Revolving Credit Facility”). The MGP Revolving Credit Facility and MGP Term Loan A Facility will initially bear interest at LIBOR plus 2.75% for the first six months after execution of the MGP Credit Agreement, and thereafter the interest rate will be determined by reference to a total net leverage ratio pricing grid which would result in an interest rate of LIBOR plus 2.25% to 2.75%. The MGP Term Loan B Facility will bear interest at LIBOR plus 3.25% with a LIBOR floor of 0.75%. The MGP Term Loan B Facility was issued at 99.75% to initial lenders. The MGP Revolving Credit Facility and the MGP Term Loan A Facility will mature in 2021 and the MGP Term Loan B Facility will mature in 2023.

The MGP Credit Agreement governing the MGP Revolving Credit Facility and the MGP Term Loan Facilities contains customary covenants that, among other things, limit the ability of the Operating Partnership and its restricted subsidiaries to: (i) incur additional indebtedness; (ii) merge with a third party or engage in other fundamental changes; (iii) make restricted payments; (iv) enter into, create, incur or assume any liens; (v) make certain sales and other dispositions of assets; (vi) enter into certain transactions with affiliates; (vii) make certain payments on certain other indebtedness; (viii) make certain investments; and (ix) incur restrictions on the ability of restricted subsidiaries to make certain distributions, loans or transfers of assets to the Operating Partnership or any restricted subsidiary. These covenants are subject to a number of important exceptions and qualifications. The MGP Revolving Credit Facility and the MGP Term Loan A Facility require the Operating Partnership to comply with certain financial covenants, which may restrict the Operating Partnership’s ability to incur additional debt to fund its obligations in the near term.

The MGP Revolving Credit Facility and the MGP Term Loan Facilities also provide for customary events of default, including, without limitation, (i) payment defaults, (ii) inaccuracies of representations and warranties, (iii) covenant defaults, (iv) cross-defaults to certain other indebtedness in excess of specified amounts, (v) certain events of bankruptcy and insolvency, (vi) judgment defaults in excess of specified amounts, (vii) actual or asserted invalidity or impairment of any loan documentation, (viii) the security documents cease to create a valid and perfected first priority lien on any material portion of the collateral, (ix) ERISA defaults, (x) termination of the Master Lease and (xi) change of control. The MGP Term Loan Facilities are subject to amortization of principal in equal quarterly installments, with 5.0% of the initial aggregate principal amount of the MGP Term Loan A Facility and 1.0% of the initial aggregate principal amount of the MGP Term Loan B Facility to be payable each year. The MGP Revolving Credit Facility and the MGP Term Loan Facilities are both guaranteed by each of the Operating Partnership’s existing and subsequently acquired direct and indirect wholly owned material domestic restricted subsidiaries, and secured by a first priority lien security interest on substantially all of the Operating Partnership’s and such restricted subsidiaries’ material assets, including mortgages on the Operating Partnership’s properties subject to the Master Lease, subject to customary exclusions. As of April 25, 2016, the Company has $600.0 million of available borrowing capacity under the MGP Revolving Credit Facility (excluding letters of credit).

This description of the MGP Credit Agreement is qualified in its entirety by reference to the full text of the MGP Credit Agreement incorporated by reference hereto as Exhibit 10.3.

The representations, warranties and covenants contained in the agreements described above were made only for purposes of the respective agreements and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to such agreements and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the agreements may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of any of the agreements described above and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the Credit Agreement and the MGP Credit Agreement is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information set forth in Item 5.02 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016 is incorporated by reference into this Item 5.02. Certain of the Company’s officers and directors may participate in the compensation arrangements described therein.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

2.1	Master Contribution Agreement by and among MGM Resorts International, MGM Growth Properties LLC and MGM Growth Properties Operating Partnership LP, dated as of April 25, 2016 (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

10.1	Master Lease between MGP Lessor, LLC and MGM Lessee, LLC, dated April 25, 2016 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

10.2	Amended and Restated Credit Agreement, dated as of April 25, 2016, among MGM Resorts International, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent

10.3	Credit Agreement, dated as of April 25, 2016, among MGM Growth Properties Operating Partnership LP, the financial institutions referred to as Lenders therein and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.17 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

10.4	2016 Omnibus Incentive Plan (incorporated by reference to Exhibit 99.1 of the Registration Statement on Form S-8 of MGM Growth Properties LLC (File No. 333-210832) filed on April 19, 2016)

10.5	Form of 2016 Restricted Share Units Agreement (MGM Non-Employee Directors) (incorporated by reference to Exhibit 10.15 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

10.6	Form of 2016 Restricted Share Units Agreement (MGM Employees) (incorporated by reference to Exhibit 10.16 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2016

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Master Contribution Agreement by and among MGM Resorts International, MGM Growth Properties LLC and MGM Growth Properties Operating Partnership LP, dated as of April 25, 2016 (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

10.1	Master Lease between MGP Lessor, LLC and MGM Lessee, LLC, dated April 25, 2016 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

10.2	Amended and Restated Credit Agreement, dated as of April 25, 2016, among MGM Resorts International, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent

10.3	Credit Agreement, dated as of April 25, 2016, among MGM Growth Properties Operating Partnership LP, the financial institutions referred to as Lenders therein and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.17 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

10.4	2016 Omnibus Incentive Plan (incorporated by reference to Exhibit 99.1 of the Registration Statement on Form S-8 of MGM Growth Properties LLC (File No. 333-210832) filed on April 19, 2016)

10.5	Form of 2016 Restricted Share Units Agreement (MGM Non-Employee Directors) (incorporated by reference to Exhibit 10.15 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)

10.6	Form of 2016 Restricted Share Units Agreement (MGM Employees) (incorporated by reference to Exhibit 10.16 of the Current Report on Form 8-K of MGM Growth Properties LLC filed on April 25, 2016)